                                                                    EXHIBIT 10.9

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------


     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into to be effective as of the 30th day of November, 1998 between ADVANCED CASINO SYSTEMS CORPORATION, a Delaware corporation (the "Employer"), and LAWRENCE C. COLE (the "Employee") with reference to the foregoing.

                                   RECITALS
                                   --------

     A. Employer and Employee entered into that certain Employment Agreement dated as of January 1, 1996 (the "Existing Employment Agreement");

     B. Employer and Employee now desire to amend the Existing Employment Agreement as provided below.

                                  AGREEMENTS
                                  ----------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Paragraph 6 of the Existing Employment Agreement is hereby amended in its entirety to read as follows:

     "6.  Term of Employment.  The term of this Agreement shall expire on 11:59
          ------------------
     p.m. on December 31, 2001 (the "Term"); unless sooner terminated as provided herein."

2. Paragraph 8(e) of the Existing Employment Agreement is hereby amended in its entirety to read as follows:

     "(e) Transportation Expense.  During the Term of this Agreement, Employer
          ----------------------
          will pay Employee $800.00 a month as reimbursement for the expense of an automobile to be either leased or purchased by Employee."

3. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4. If any provision of this Amendment or the application hereof to any person or circumstances shall to any extent be held void, unenforceable or invalid, then the remainder of this Amendment or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby, and each provision of this Amendment shall be valid and enforced to the fullest extent permitted by law.

5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ANY OF SUCH STATE'S DOCTRINES REGARD CONFLICTS OF LAWS.

6. Except as amended hereby, the Existing Employment Agreement shall continue in full force and effect without any further action by the parties thereto. On or after the effective date of this Amendment, references to the "Employment Agreement" in the Existing Employment Agreement, as amended hereby, shall be deemed to mean, for purposes of determining the rights, remedies, obligations and liabilities of the parties thereto and all other purposes, the Existing Employment Agreement, as amended by this Amendment.

     IN WITNESS WHEREOF, the parties to this Amendment have executed such Amendment effective as of the date first set forth above.



                              /s/ Lawrence C. Cole
                              -----------------------------------------------
                              LAWRENCE C. COLE


                              ADVANCED CASINO SYSTEMS CORPORATION



                                   By:  /s/ Edward T. Pratt III
                                   ------------------------------------------
                                             Name: Edward T. Pratt III
                                             Title: Vice President

                                       2